Exhibit 99.5

CONSENT OF HOWARD RUBIN

I consent to the reference to me under the caption “Management” in the prospectus contained in the Registration Statement on Form S-1 (File No. 333-135944) of GateHouse Media, Inc.

Dated:	October 10, 2006

/s/ Howard Rubin
Name: Howard Rubin